Accrued expenses and other current liabilities	12 Months Ended
Dec. 31, 2025
Accrued expenses and other current liabilities
Accrued expenses and other current liabilities

13. Accrued expenses and other current liabilities

The following is a summary of accrued expenses and other current liabilities:

	As of December 31,
	2024	2025
	RMB	RMB	US$ (Note 2(d))
Deposits from packaged-tour users (a)	10,223	10,174	1,455
Accrued liabilities related to customers incentive program	3,949	3,852	551
Accrued professional service fees	4,663	6,398	915
Accrued advertising expenses	11,960	9,212	1,317
Deposits received from suppliers	65,019	48,689	6,962
Accrued operating expenses	19,193	6,945	993
Advanced payment from banks (b)	11,608	7,032	1,006
Discounted bank acceptance notes (c)	180,000	100,000	14,300
Others	15,419	12,086	1,727
Total	322,034	204,388	29,226

(a) Deposits from packaged-tour users represent cash paid to the Group as a deposit for overseas tours, and such amount is refundable upon completion of the tours.

(b) Advanced payment from banks represent cash received by the Group for promotional and marketing campaigns. Banks participating in these campaigns would reimburse the Group for tours sold to their credit card holders at a specified discount. Such advanced payment is recognized as revenues when revenues from the related tour are recognized.

(c) Discounted bank acceptance notes represent cash received from financial institutions by discounting of bank acceptance notes issued between the Company’s subsidiaries, which are repayable within one year with interest rate ranging from 0.90% to 1.25%. The issuance of notes payable is collateralized by the Group’s bank deposits of RMB180,000 and RMB100,000 as of December 31, 2024 and 2025, respectively, which were recorded in short-term investments.